SECURITIES AND EXCHANGE COMMISSION
                  Washington, D. C.  20549
                         ___________


                          FORM 8-K


                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934



                        May 28, 1999
      Date of Report (Date of earliest event reported)



                       PE CORPORATION
     (Exact Name of Registrant as Specified In Charter)



             Delaware                1-4389             06-1534213
   (State or Other Jurisdiction     (Commission        (IRS Employer
        of Incorporation)             File No.)      Identification No.)




                       761 Main Avenue
              Norwalk, Connecticut  06859-0001
(Address of Principal Executive Offices, Including Zip Code)


                       (203) 762-1000
    (Registrant's Telephone Number, Including Area Code)


                The Perkin-Elmer Corporation
   (Former Name, Former Address and Formal Fiscal Year, if
                 Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

     Effective May 28, 1999, PE Corporation (the "Company") completed the sale of its Analytical Instruments business ("AI") to EG&G, Inc. ("EG&G"). AI, formerly a unit of the Company's PE Biosystems Group, develops, manufactures, markets, sells, and services analytical instruments used in a variety of markets. As part of the sale, the rights to the "Perkin-Elmer" name were transferred to EG&G.

     The aggregate consideration received by the Company was $425 million, consisting of $275 million in cash and one-year secured promissory notes in the aggregate principal amount of $150 million which bear interest at a rate of five percent per annum. The sale price is subject to adjustment based upon final determination of closing date net assets.


Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits.

     (b) Pro Forma Financial Information.

     The following financial information is filed with this report:

                             Item                      Page

          Introduction to Unaudited Pro Forma
            Condensed Consolidated  Financial
            Information                                 4

          Unaudited Pro Forma Condensed Consolidated
            Statement of Operation for the Nine
            Months ended March 31, 1999                 5

          Unaudited Pro Forma Condensed Consolidated
            Statement of Operation for the Fiscal
            Year Ended June 30, 1998                    6

          Unaudited Pro Forma Condensed Consolidated
            Statement of Financial Position at March
            31, 1999                                    7

          Notes to Unaudited Pro Forma Condensed
            Consolidated Financial Information          8


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

     (c) Exhibits.

     The following exhibits are filed with this report:

         Exhibit                 Description
           No.

           2.1      Purchase Agreement, dated as of  March
                    8,   1999,  between  The  Perkin-Elmer
                    Corporation and EG&G, Inc.

           2.2      Form   of   Buyer  License  Agreement,
                    dated as of  May 28,  1999, from  The
                    Perkin-Elmer Corporation to EG&G, Inc.

           2.3      Form   of  Seller  License  Agreement,
                    dated as of May 28, 1999,  from  EG&G,
                    Inc. to  The Perkin-Elmer Corporation.

           2.4      Form   of   Facilities  and   Services
                    Agreement, dated  as  of May 28, 1999,
                    between The  Perkin-Elmer  Corporation
                    and EG&G, Inc.


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

                       PE CORPORATION

             INTRODUCTION TO UNAUDITED PRO FORMA
        CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma condensed consolidated financial information gives effect to the sale of the AI business as described in Item 2 of this Form 8-K. The pro forma information is based on the historical condensed consolidated statements of operation of the Company for the nine months ended March 31, 1999 and the fiscal year ended June 30, 1998 as if the AI business had been sold at the beginning of each period presented, giving effect to the adjustments as reflected in the accompanying notes. Additionally, the pro forma condensed consolidated statement of financial position of the Company is based on the historical condensed consolidated statement of financial position at March 31, 1999 as if the AI business had been sold at March 31, 1999, giving effect to the adjustments as reflected in the accompanying notes.

The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the actual operating results or financial position of the Company for the periods indicated, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based upon current available information and certain assumptions set forth below in the notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the accompanying notes thereto, the separate historical condensed consolidated financial statements of the Company as of and for the nine month period ended March 31, 1999 which are contained in the Company's quarterly report on Form 10-Q filed for the third quarter and nine month period ended March 31, 1999, and the separate historical condensed consolidated financial statements of the Company as of and for the fiscal year ended June 30, 1998 which are contained in the Company's Annual Report on Form 10-K/A for the fiscal year ended June 30, 1998. The pro forma adjustments are provided for informational purposes only.

                             PE CORPORATION

               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                          STATEMENT OF OPERATION
                    Nine months ended March 31, 1999
            (Amounts in thousands except per share amounts)

                                                   PE           Pro Forma
                                               Corporation    PE Corporation

Net revenues                                     $ 869,063       $ 869,063
Cost of sales                                      395,634         395,634

Gross margin                                       473,429         473,429

Selling, general and administrative                252,974         252,974
Research, development and engineering              120,586         120,586
Merger costs and other special charges               6,334           6,334

Operating income                                    93,535          93,535
Gain on investments                                  2,597           2,597
Interest expense                                     2,635           2,635
Interest income                                      1,203           1,203
Other expense, net                                    (306)           (306)

Income before income taxes                          94,394          94,394

Provision for income taxes                          17,475          17,475
Minority interest                                    9,536           9,536

Income from continuing operations                $  67,383        $ 67,383

Income per share
Basic                                            $    1.35       $    1.35
Diluted                                          $    1.32       $    1.32

Weighted average number of common shares
Basic                                               49,927          49,927
Diluted                                             51,172          51,172



There were no pro forma adjustments necessary to be made to the historical condensed consolidated statement of operation to reflect the sale of the Analytical Instruments business as the results of the Analytical Instruments business were previously presented on a discontinued operations basis.

 See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

                             PE CORPORATION

               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                          STATEMENT OF OPERATION
                    Fiscal year ended June 30, 1998
            (Amounts in thousands except per share amounts)

                                                   PE           Pro Forma
                                               Corporation    PE Corporation

Net revenues                                     $ 944,306       $ 944,306
Cost of sales                                      435,837         435,837

Gross margin                                       508,469         508,469

Selling, general and administrative                283,399         283,399
Research, development and engineering              111,665         111,665
Restructuring and other merger costs                43,980          43,980
Acquired research and development                   28,850          28,850

Operating income                                    40,575          40,575
Gain on investments                                  1,605           1,605
Interest expense                                     4,905           4,905
Interest income                                      5,938           5,938
Other income, net                                    3,147           3,147

Income before income taxes                          46,360          46,360

Provision for income taxes                          25,069          25,069
Minority interest                                    5,597           5,597

Income from continuing operations                $  15,694       $  15,694

Income per share
Basic                                            $     .32       $     .32
Diluted                                          $     .31       $     .31

Weighted average number of common shares            48,560          48,560
Basic                                               50,152          50,152
Diluted

There were no pro forma adjustments necessary to be made to the historical condensed consolidated statement of operation to reflect the sale of the Analytical Instruments business as the results of the Analytical Instruments business were previously presented on a discontinued operations basis.

 See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.


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






                             PE CORPORATION

               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                    STATEMENT OF FINANCIAL POSITION
                           At March 31, 1999
                     (Dollar amounts in thousands)



                                                         PE            Pro Forma          Pro Forma
                                                     Corporation      Adjustments      PE Corporation
Assets
Current assets
  Cash and cash equivalents                           $    81,375    $   275,000 (a)   $    356,375
  Notes receivable                                                       150,000 (a)        150,000
  Accounts receivable, net                                291,882                           291,882
  Inventories                                             172,059                           172,059
  Prepaid expenses and other current assets                71,635                            71,635
  Current net assets of discontinued operations           165,135       (165,135)(b)
Total current assets                                      782,086        259,865          1,041,951

Property, plant and equipment, net                        207,531                           207,531
Other long-term assets                                    247,421         20,400 (c)(d)     267,821
Long-term net assets of discontinued operations            89,805        (89,805)(b)

Total assets                                          $ 1,326,843    $   190,460       $  1,517,303
                                                                  .
Liabilities and Shareholders' Equity
Current liabilities
  Loans payable                                       $    48,943    $                 $     48,943
  Accounts payable                                        116,924                           116,924
  Accrued salaries and wages                               31,387                            31,387
  Accrued taxes on income                                  75,029                 (d)        75,029
  Other accrued expenses                                  160,569                 (d)       160,569
Total current liabilities                                 432,852                           432,852

  Long-term debt                                           33,045                            33,045
  Other long-term liabilities                             140,974                           140,974
Total liabilities                                         606,871                           606,871

Minority interest                                          52,542                            52,542

Shareholders' equity                                      667,430        190,460 (d)        857,890

Total liabilities and shareholders' equity            $ 1,326,843    $   190,460       $  1,517,303

 See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.


                       PE CORPORATION

           NOTES TO UNAUDITED PRO FORMA CONDENSED
             CONSOLIDATED FINANCIAL INFORMATION


NOTE  1  -  PRO  FORMA CONDENSED CONSOLIDATED STATEMENTS  OF
OPERATION

There were no pro forma adjustments necessary to be made to the historical condensed consolidated statements of operation of the Company for the nine months ended March 31, 1999 and the fiscal year ended June 30, 1998 to reflect the sale of the AI business as the results of the AI business were previously presented on a discontinued operations basis.

NOTE  2  -  PRO  FORMA CONDENSED CONSOLIDATED  STATEMENT  OF
FINANCIAL POSITION

The pro forma adjustments are based upon current available information and management's best estimates and are subject to change. The pro forma adjustments to the condensed consolidated statement of financial position are summarized as follows:

  (a) Cash and cash equivalents and notes receivable were increased by $275 million and $150 million, respectively, to reflect the proceeds from the sale of the AI business to EG&G. The notes receivable from EG&G bear interest at a rate of five percent per annum and have a one-year maturity. The proceeds are subject to adjustment based upon final determination of closing date net assets.
  (b) Current and long-term net assets of discontinued operations were reduced to zero to reflect the sale of the AI business.
  (c) Other long-term assets was increased by $20.4 million to reflect the retention of certain property, plant and equipment that was not part of the sale transaction. These assets will be held available for sale.
  (d) The pro forma adjustments do not include transaction costs, other incremental costs and income taxes on the sale of the AI business, which are expected to approximate $60 million to $75 million. Transaction costs and other incremental costs include investment banking, legal, accounting, severance, curtailment of pension and postretirement benefits, and other direct costs. Actual costs will be recorded as part of the gain on sale for the three month period ended June 30, 1999. In addition, the purchase price is subject to adjustment based upon final determination of closing date net assets. Therefore, the gain on the sale of AI included in shareholders' equity is subject to change upon finalization of such adjustments.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PE CORPORATION



                             By:  /s/ Dennis L. Winger
                                Dennis L. Winger
                                Senior Vice President and
                                Chief
                                Financial Officer









Dated:  June 14, 1999


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